UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 10, 2023 (October 3, 2023)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

The information described in Item 8.01 is incorporated herein by reference.

Item 8.01	Other Events

On October 10, 2023, Transocean Ltd. (the “Company”) announced that, as part of its ongoing efforts to optimize its capital structure, Transocean Inc., a wholly owned subsidiary of the Company, entered into individually negotiated agreements (i) on October 3, 2023 (the “2025 EB Agreements”) with certain holders (the “2025 EB Holders”) of its 4.0% Senior Guaranteed Exchangeable Bonds due 2025 (the “2025 Exchangeable Bonds”), and (ii) on October 4, 2023 (the “2029 EB Agreements”) with certain holders (the “2029 EB Holders”) of its 4.625% Senior Guaranteed Exchangeable Bonds due 2029 (the “2029 Exchangeable Bonds”).

Pursuant to the 2025 EB Agreements, (i) the 2025 EB Holders agreed to exercise their rights to exchange U.S.$60,000,000 aggregate principal amount of 2025 Exchangeable Bonds for 11,428,568 shares, CHF 0.10 par value, of the Company (“Shares”) in accordance with the exchange ratio and other terms of that certain Indenture, dated February 26, 2021, by and among Transocean Inc., the guarantors party thereto and Computershare Trust Company, N.A., as successor trustee to Wells Fargo Bank, National Association, and (ii) Transocean Inc. agreed to deliver, in consideration therefor, in aggregate 1,921,298 additional Shares to such 2025 EB Holders. Pursuant to the 2029 EB Agreements, (i) the 2029 EB Holders agreed to exercise their rights to exchange U.S.$41,000,000 aggregate principal amount of 2029 Exchangeable Bonds for 11,917,130 Shares in accordance with the exchange ratio and other terms of that certain Indenture, dated September 30, 2022, by and among Transocean Inc., the guarantors party thereto and Truist Bank, as trustee, and (ii) Transocean Inc. agreed to deliver, in consideration therefor, in aggregate 1,223,550 additional Shares to such 2029 EB Holders. The issuances of Shares to the 2025 EB Holders and the 2029 EB Holders is exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: October 10, 2023	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person